                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 19

REAL SAR 8/99
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

July 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,


[SIG]
Richard F. Powers, III

Chairman
Van Kampen Asset Management Inc.

[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

    The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH
    The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT
    In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION
    Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates 0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK
    Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      June 30, 1997, through June 30, 1999
                                    [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 1997                                                                   6.5000                             2.3000
                                                                           6.0000                             2.2000
                                                                           5.5000                             2.2000
Sep 1997                                                                   6.2500                             2.2000
                                                                           5.7500                             2.1000
                                                                           5.6875                             1.8000
Dec 1997                                                                   6.5000                             1.7000
                                                                           5.5625                             1.6000
                                                                           5.6250                             1.4000
Mar 1998                                                                   6.1250                             1.4000
                                                                           5.6250                             1.4000
                                                                           5.6875                             1.7000
Jun 1998                                                                   6.0000                             1.7000
                                                                           5.5625                             1.7000
                                                                           5.9375                             1.6000
Sep 1998                                                                   5.7500                             1.5000
                                                                           5.2500                             1.5000
                                                                           4.8750                             1.5000
Dec 1998                                                                   4.0000                             1.6000
                                                                           4.8125                             1.7000
                                                                           4.8750                             1.6000
Mar 1999                                                                   5.1250                             1.7000
                                                                           4.9375                             2.3000
                                                                           4.5000                             2.1000
Jun 1999                                                                   4.0000                             2.0000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                     VAN KAMPEN REAL ESTATE SECURITIES FUND

                                           A SHARES  B SHARES  C SHARES
 TOTAL RETURNS

Six-month total return based on NAV(1)...     8.16%     7.71%     7.71%
Six-month total return(2)................     3.00%     3.71%     6.71%
One-year total return(2).................   (4.60%)   (4.51%)   (1.60%)
Five-year average annual total
  return(2)..............................    11.50%    11.54%    11.77%
Life-of-Fund average annual total
  return(2)*.............................    11.50%    11.54%    11.77%
Commencement date........................  06/09/94  06/09/94  06/09/94

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4.00% for B and 1.00% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

*Total return is calculated from June 30, 1994 (the date the Fund's investment strategy was implemented) through the end of the period.

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in REITs involves unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for tax-exempt status under the Internal Revenue Code of 1986, as amended. REITs, especially mortgage REITs, are also subject to some interest rate risk (e.g., as interest rates rise, the value of REITs may decline).

Market forecasts provided in this report may not necessarily come to pass.

                          PORTFOLIO MANAGEMENT REVIEW
                     VAN KAMPEN REAL ESTATE SECURITIES FUND

We recently spoke with the management team of the Van Kampen Real Estate Securities Fund about the key events and economic forces that shaped the markets during the past six months. The team is led by portfolio manager Theodore R. Bigman, Morgan Stanley Dean Witter Investment Management Inc. Mr. Bigman has managed the Fund since January 1997 and worked in the investment industry since 1983. The following excerpts reflect his views on the Fund's performance during the reporting period ended June 30, 1999.

 Q WHAT WERE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE REPORTING PERIOD?

 A After a difficult first quarter, in which we saw a continuation of the negative market conditions from 1998, the REIT market finally experienced recovery in the second quarter of 1999. The vast majority of this turnaround was achieved from mid-April to mid-May due largely to a dramatic change in leadership in the equity markets--investors finally turned away from the richly valued large-cap growth and Internet stocks toward the beaten-down cyclical and value stocks. This change was primarily the result of economic consensus that the global economy had begun to recover. However, the real estate market modestly regressed in the latter part of the reporting period due to fears of a Federal Reserve tightening.
    Unlike prior rallies, this REIT recovery was broad-based, lifting stocks in all sectors. Even after this constructive period, REITs are still trading at a slight discount to the underlying value of their assets. This means that it is generally more attractive to buy real estate on Wall Street (through the ownership of securities) than on Main Street (through the direct ownership of properties).

 Q    HOW WERE THE FUNDAMENTALS OF THE REAL ESTATE MARKET AFFECTED?

 A Although real estate cycles tend to move at a slow pace, the U.S. real estate market has typically featured boom and bust cycles. Given the increasing size of the public markets for real estate equity and debt, there appears to be the opportunity for a muting of those cycles as the scrutiny and attention on the potential for over-supplied markets has increased. We base this belief on the current balance of supply and demand, as robust levels of demand have served to mute any serious threat of oversupply. Specifically, fundamentals in apartment and retail markets grew stronger during the period, while the dramatic improvement in commercial markets showed signs of reaching a plateau.

 Q    HOW DID YOU POSITION THE PORTFOLIO DURING THIS TIME?

 A We continued to shape the portfolio with companies that offer attractive fundamental valuations relative to their underlying real estate value. Throughout the year, we were encouraged by the undeniable strength of the
U.S. economy and became more optimistic that real estate fundamentals will remain favorable. While the sector weightings remain very similar to the portfolio's profile six months ago, we have been more willing to take opportunistic positions in certain areas, including hotels and offices. Generally, we took advantage of the REIT rally to upgrade the quality of the portfolio. This is most notably evident in the office sector, where we sold some of our holdings in the suburban office sector and added to the central business district office sector.
    The Fund's relative outperformance during the reporting period was driven primarily by stock selection. Specifically, the Fund benefited from investments in two West Coast apartment stocks and two retail companies--one focused on grocery-anchored centers and the other on upscale malls. The Fund's return was also supported by large positions in two office stocks trading at significant discounts to their underlying asset value. For additional Fund portfolio highlights, please refer to page 8.

 Q    AS A RESULT, WHAT WAS THE FUND'S PERFORMANCE FOR THE SIX-MONTH PERIOD?

 A The Fund achieved a total return of 8.16 percent(1) (Class A shares at net asset value) for the six-month period ended June 30, 1999. This performance compares favorably to the total return of the NAREIT (National
Association of Real Estate Investment Trusts) Equity Index of 2.06 percent over the same period. The NAREIT Equity Index reflects the performance of a broad range of equity REITs of all property types.
    By comparison, the Standard & Poor's 500 Index registered a total return of
12.36 percent in the six months ended June 30, 1999. The S&P 500 Index is a broad-based index that reflects the general performance of the stock market. Keep in mind that these indices are statistical composites that do not reflect any commissions or sales charges that would be incurred by an investor purchasing the securities they represent. Of course, past performance is no guarantee of comparable future results. Please refer to the chart and footnotes on page 3 for additional Fund performance results.

 Q    WHAT IS YOUR OUTLOOK FOR THE REAL ESTATE MARKET?

 A We are encouraged by the general sentiment among industry investors that the real estate market is stable, even bordering on boring. It's a nice middle ground between the unsustainable euphoria of years past and the more recent sense of depression. We can attribute this shift in attitude to two key factors. First, most REITs have developed business plans that do not require equity issuance in 1999. Generally, these business plans place an emphasis on managing the existing portfolio, while any external growth is limited to core competencies. REIT management companies are pleased with the recovery in their share prices but have declined to issue new equity at current prices. Second, at the end of the first-quarter earnings season, companies reported strong internal cash flow as a result of favorable property fundamentals. Because fundamentals remain intact, we do not expect any significant variation in the results for the second quarter.
    We believe this return to stability will help calm current investors and attract new investors looking for real estate exposure. It may also invite non-dedicated investors looking for long-term growth of capital with only a modest correlation to the broad equity markets.

[SIG]
Theodore R. Bigman

Portfolio Manager

                               GLOSSARY OF TERMS

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile, and paper companies. Noncyclical or defensive stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

REAL ESTATE INVESTMENT TRUSTS (REITS): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below the value that value investors believe they are actually worth.

                              PORTFOLIO HIGHLIGHTS

                     VAN KAMPEN REAL ESTATE SECURITIES FUND

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 1999*

CHATEAU COMMUNITIES owns and operates manufactured-home
communities across the United States........................   6.0%

AVALONBAY COMMUNITIES owns and develops apartments in high
barrier-to-entry markets in the Pacific and Northeastern
United States...............................................   5.4%

ARDEN REALTY owns a concentrated portfolio of office
properties in Southern California...........................   5.2%

TAUBMAN CENTERS owns, develops, acquires, and operates
regional shopping centers in the United States..............   4.8%

ESSEX PROPERTY TRUST owns a concentrated portfolio of
apartments on the West Coast................................   4.2%

BURNHAM PACIFIC PROPERTIES owns and develops
grocery-anchored shopping centers in Southern California....   4.1%

BROOKFIELD PROPERTIES owns and manages a portfolio of office
properties, with a concentration in Manhattan...............   3.8%

PUBLIC STORAGE owns and operates self-storage facilities and
commercial properties across the United States..............   3.6%

FEDERAL REALTY INVESTMENT TRUST owns grocery-anchored
shopping centers, with a concentration in affluent areas of
the Mid-Atlantic United States..............................   3.5%

PACIFIC GULF PROPERTIES has a concentrated portfolio of
apartment and industrial park properties in Southern
California and the Pacific Northwest........................   3.5%

TOP FIVE PORTFOLIO INDUSTRIES*

                                  [BAR GRAPH]

                                                  JUNE 30, 1999               DECEMBER 31, 1998
                                                  -------------               -----------------
Office/Industrial                                     32.00                         30.90
Apartments                                            21.20                         24.20
Shopping Centers                                      10.50                         11.70
Shopping Malls                                         9.30                          7.80
Manufactured Home Communities                          7.00                          8.30

* As a percentage of long-term investments

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                     Description                         Shares     Market Value
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS  97.3%
APARTMENTS  20.7%
Amli Residential Properties Trust....................     66,800    $  1,494,650
Apartment Investment & Management Co., Class A.......      3,200         136,800
Archstone Communities Trust..........................    111,290       2,441,424
Avalonbay Communities, Inc. .........................    216,800       8,021,600
Berkshire Realty Company, Inc. ......................     83,200         962,000
Equity Residential Properties Trust..................     74,469       3,355,759
Essex Property Trust, Inc. ..........................    176,400       6,240,150
Gables Residential Trust.............................      9,900         238,837
Pennsylvania Real Estate Investment..................    133,000       2,784,688
Smith (Charles E.) Residential Realty, Inc. .........    134,500       4,564,594
Summit Properties, Inc. .............................     65,500       1,293,625
                                                                    ------------
                                                                      31,534,127
                                                                    ------------
DEVELOPMENT  5.3%
Atlantic Gulf Communities Corp. (a)..................    233,904         153,500
Atlantic Gulf Communities Corp. -- Convertible
  Preferred Ser B (a)................................     30,570         217,811
Atlantic Gulf Communities Corp. -- Convertible
  Preferred Ser B,
  144A -- Private Placement (a) (b)..................     43,609         310,714
Atlantic Gulf Communities Corp. Warrants, 16,494
  shares of each Class A, B and C, expiring
  06/23/04 (a).......................................     49,482          15,462
Atlantic Gulf Communities Corp. Warrants, 43,007
  shares of each Class A, B and C, expiring 06/24/01,
  144A -- Private
  Placement (a) (b)..................................    129,021          40,320
Brookfield Properties Corp. .........................    433,253       5,666,949
Merry Land Properties, Inc. (a)......................     12,365          61,052
Trizec Hahn Corp. ...................................     76,300       1,554,613
                                                                    ------------
                                                                       8,020,421
                                                                    ------------
HEALTHCARE FACILITIES  0.1%
Meditrust Companies..................................      9,000         117,563
                                                                    ------------
HOTEL & LODGING  6.7%
Candlewood Hotel Company, Inc. (a)...................     65,200         244,500
Crestline Capital Corp. (a)..........................      9,690         162,913
Hammons (John Q.) Hotels Inc., Class A  (a)..........     12,100          50,669
Host Marriott Corp. .................................    157,761       1,873,412

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                     Description                         Shares     Market Value
--------------------------------------------------------------------------------
HOTEL & LODGING (CONTINUED)
Interstate Hotels Corp. (a)..........................     13,259    $     54,693
Patriot American Hospitality, Inc. ..................    397,798       1,790,091
Promus Hotel Corp. (a)...............................     89,400       2,771,400
Starwood Hotels & Resorts, Class B...................    105,381       3,220,707
                                                                    ------------
                                                                      10,168,385
                                                                    ------------
MANUFACTURED HOME COMMUNITIES  6.9%
Chateau Communities, Inc. ...........................    296,242       8,868,745
Manufactured Home Communities, Inc. .................     32,400         842,400
Sun Communities, Inc. ...............................     20,300         720,650
                                                                    ------------
                                                                      10,431,795
                                                                    ------------
OFFICE/INDUSTRIAL  31.3%
Arden Realty, Inc. ..................................    314,400       7,742,100
Beacon Capital Partners Inc., 144A -- Private
  Placement (a) (b)..................................    177,900       3,558,000
Bedford Property Investors, Inc. ....................      7,200         128,700
Boston Properties, Inc. .............................     24,900         893,287
Brandywine Realty Trust..............................    229,666       4,550,258
CarrAmerica Realty Corp. ............................    171,700       4,292,500
Cornerstone Properties, Inc. ........................      7,700         122,238
Crescent Real Estate Equities Trust..................     58,000       1,377,500
EastGroup Properties, Inc. ..........................      7,000         140,437
Equity Office Properties Trust.......................    177,992       4,561,045
Great Lakes REIT, Inc. ..............................    311,609       5,063,646
Pacific Gulf Properties, Inc. .......................    228,500       5,169,812
Prime Group Realty Trust.............................    227,300       3,906,719
ProLogis Trust.......................................     67,660       1,370,115
SL Green Realty Corp. ...............................      3,500          71,531
Spieker Properties, Inc. ............................     36,800       1,430,600
Wellsford Real Properties, Inc., 144A -- Private
  Placement (a) (b)..................................    308,001       3,311,011
                                                                    ------------
                                                                      47,689,499
                                                                    ------------

RESEARCH & MANAGEMENT  0.9%
Security Capital Group, Inc., Class B................     92,700       1,349,944
                                                                    ------------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                     Description                         Shares     Market Value
--------------------------------------------------------------------------------
SELF-STORAGE  6.0%
PS Business Parks Inc................................    100,041    $  2,438,499
Public Storage, Inc. ................................    189,274       5,299,672
Shurgard Storage Centers, Inc., Class A..............     51,000       1,383,375
                                                                    ------------
                                                                       9,121,546
                                                                    ------------
SHOPPING CENTERS  10.3%
Acadia Realty Trust..................................     32,200         173,075
Burnham Pacific Properties, Inc. ....................    492,381       6,062,441
Federal Realty Investment Trust......................    228,400       5,238,925
First Washington Realty Trust, Inc. .................     41,923         979,950
Pan Pacific Retail Properties, Inc. .................     83,800       1,623,625
Philips International Realty Corp. ..................      5,300          89,437
Ramco-Gershenson Properties Trust....................      1,000          16,250
Regency Realty Corp. ................................     54,500       1,195,594
Vornado Realty Trust.................................      9,100         321,344
                                                                    ------------
                                                                      15,700,641
                                                                    ------------
SHOPPING MALLS  9.1%
Rouse Co. ...........................................     13,700         347,637
Simon Property Group, Inc. ..........................    143,700       3,646,388
Taubman Centers, Inc. ...............................    547,045       7,214,156
Urban Shopping Centers, Inc. ........................     85,700       2,699,550
                                                                    ------------
                                                                      13,907,731
                                                                    ------------
TOTAL COMMON AND PREFERRED STOCKS  97.3%........................     148,041,652

CONVERTIBLE CORPORATE OBLIGATIONS  0.7%
Brookfield Properties Corp. -- Installment Receipts Representing
  Subordinated Debenture ($1,092,000 par, 6.00% coupon, 02/14/07
  maturity) Convertible to 72,800 common shares.................         991,864
                                                                    ------------
TOTAL LONG-TERM INVESTMENTS  98.0%
  (Cost $146,089,365)...........................................     149,033,516

REPURCHASE AGREEMENT  0.9%
BA Securities ($1,435,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/99, to be
  sold on 07/01/99 at $1,435,201) (Cost $1,435,000).............       1,435,000
                                                                    ------------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                    Market Value
--------------------------------------------------------------------------------
TOTAL INVESTMENTS  98.9%
(Cost $147,524,365).............................................    $150,468,516
OTHER ASSETS IN EXCESS OF LIABILITIES  1.1%.....................       1,694,857
                                                                    ------------
NET ASSETS  100.0%..............................................    $152,163,373
                                                                    ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $147,524,365).......................  $150,468,516
Receivables:
  Dividends.................................................     1,276,436
  Investments Sold..........................................     1,186,550
  Fund Shares Sold..........................................       198,945
  Interest..................................................        21,840
Other.......................................................         7,679
                                                              ------------
      Total Assets..........................................   153,159,966
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       503,846
  Distributor and Affiliates................................       171,778
  Investment Advisory Fee...................................        87,984
  Income Distributions......................................        13,982
  Custodian Bank............................................           435
  Other.....................................................        65,615
Accrued Expenses............................................        96,762
Trustees' Deferred Compensation and Retirement Plans........        56,191
                                                              ------------
      Total Liabilities.....................................       996,593
                                                              ------------
NET ASSETS..................................................  $152,163,373
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $153,664,220
Net Unrealized Appreciation.................................     2,944,151
Accumulated Undistributed Net Investment Income.............       837,377
Accumulated Net Realized Loss...............................    (5,282,375)
                                                              ------------
NET ASSETS..................................................  $152,163,373
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $58,971,363 and 4,787,414 shares of
      beneficial interest issued and outstanding)...........  $      12.32
    Maximum sales charge (4.75%* of offering price).........           .61
                                                              ------------
    Maximum offering price to public........................  $      12.93
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $72,880,423 and 5,916,812 shares of
      beneficial interest issued and outstanding)...........  $      12.32
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $20,311,587 and 1,649,913 shares of
      beneficial interest issued and outstanding)...........  $      12.31
                                                              ============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends...................................................  $ 3,070,403
Interest....................................................       69,291
                                                              -----------
    Total Income............................................    3,139,694
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      690,413
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $63,978, $341,628 and $92,700,
  respectively).............................................      498,306
Shareholder Services........................................      230,663
Merger Costs................................................      151,000
Custody.....................................................       15,650
Trustees' Fees and Related Expenses.........................       13,117
Legal.......................................................        5,830
Amortization of Organizational Costs........................        1,293
Other.......................................................      122,618
                                                              -----------
    Total Expenses..........................................    1,728,890
    Investment Advisory Fee Reduction.......................      124,912
    Less Credits earned on Cash Balances....................          677
                                                              -----------
    Net Expenses............................................    1,603,301
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,536,393
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(1,156,104)
                                                              -----------
Unrealized Appreciation/Depreciation
  Beginning of the Period...................................   (5,268,127)
  End of the Period.........................................    2,944,151
                                                              -----------
Net Unrealized Appreciation During the Period...............    8,212,278
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 7,056,174
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 8,592,567
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                     For the Six Months Ended June 30, 1999
                and the Year Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                  Six Months Ended      Year Ended
                                                   June 30, 1999     December 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................  $  1,536,393        $  4,830,523
Net Realized Loss................................    (1,156,104)         (3,966,930)
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     8,212,278         (20,064,888)
                                                   ------------        ------------
Change in Net Assets from Operations.............     8,592,567         (19,201,295)
                                                   ------------        ------------
Distributions from Net Investment Income*........    (2,006,590)         (3,501,048)
Distributions from Net Realized Gain*............           -0-          (2,425,546)
                                                   ------------        ------------
Total Distributions..............................    (2,006,590)         (5,926,594)
                                                   ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     6,585,977         (25,127,889)
                                                   ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................    53,113,947         121,798,900
Net Asset Value of Shares Issued Through
  Dividend Reinvestment..........................     1,677,535           4,935,762
Cost of Shares Repurchased.......................   (32,343,615)       (120,424,850)
                                                   ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................    22,447,867           6,309,812
                                                   ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS............    29,033,844         (18,818,077)

NET ASSETS:
Beginning of the Period..........................   123,129,529         141,947,606
                                                   ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $837,377
  and $1,307,574 respectively)...................  $152,163,373        $123,129,529
                                                   ============        ============

* Distributions by Class
--------------------------------------------------------------------------------------
Distributions from Net Investment Income:
  Class A Shares.................................  $   (905,131)       $ (1,462,168)
  Class B Shares.................................      (863,635)         (1,638,689)
  Class C Shares.................................      (237,824)           (400,191)
                                                   ------------        ------------
                                                   $ (2,006,590)       $ (3,501,048)
                                                   ============        ============
Distributions from Net Realized Gain:
  Class A Shares.................................  $        -0-        $   (868,860)
  Class B Shares.................................           -0-          (1,263,337)
  Class C Shares.................................           -0-            (293,349)
                                                   ------------        ------------
                                                   $        -0-        $ (2,425,546)
                                                   ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                          Year Ended December 31,
                                Six Months Ended   -------------------------------------
        Class A Shares           June 30, 1999      1998      1997      1996     1995(a)
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................     $11.578        $13.810   $13.008   $ 10.00   $  9.27
                                    -------        -------   -------   -------   -------
  Net Investment Income........        .121           .509      .364      .351       .27
  Net Realized and Unrealized
    Gain/Loss..................        .809         (2.139)    2.220     3.514       .85
                                    -------        -------   -------   -------   -------
Total from Investment
  Operations...................        .930         (1.630)    2.584     3.865      1.12
                                    -------        -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................        .190           .380      .380      .380     .2456
  Return of Capital
    Distributions..............         -0-            -0-       -0-       -0-     .1444
  Distributions from Net
    Realized Gain..............         -0-           .222     1.402      .477       -0-
                                    -------        -------   -------   -------   -------
Total Distributions............        .190           .602     1.782      .857       .39
                                    -------        -------   -------   -------   -------
Net Asset Value, End of the
  Period.......................     $12.318        $11.578   $13.810   $13.008   $ 10.00
                                    =======        =======   =======   =======   =======
Total Return (b)...............       8.16%*       (11.99%)   20.66%    39.82%    12.39%
Net Assets at End of the Period
  (In millions)................     $  59.0        $  41.7   $  51.3   $  23.3   $   8.5
Ratio of Expenses to Average
  Net Assets**.................       1.81%          1.76%     1.77%     2.60%     2.67%
Ratio of Net Investment Income
  to Average Net Assets**......       2.83%          3.98%     2.77%     3.21%     2.92%
Portfolio Turnover.............         27%*          113%      159%       97%       94%*

 * Non-annualized
** If certain expenses had not been
   assumed by Van Kampen, total
   return would have been lower and
   the ratios would have been
   as follows:

Ratio of Expenses to Average
  Net Assets...................       1.99%            N/A       N/A     2.61%     3.16%
Ratio of Net Investment Income
  to Average Net Assets........       2.65%            N/A       N/A     3.19%     2.44%

N/A--Not Applicable

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                          Year Ended December 31,
                                Six Months Ended   -------------------------------------
        Class B Shares           June 30, 1999      1998      1997      1996     1995(a)
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................     $11.574        $13.800   $13.008   $ 10.00   $  9.28
                                    -------        -------   -------   -------   -------
  Net Investment Income........        .096           .409      .272      .266       .19
  Net Realized and Unrealized
    Gain/Loss..................        .790         (2.129)    2.206     3.519      .843
                                    -------        -------   -------   -------   -------
Total from Investment
  Operations...................        .886         (1.720)    2.478     3.785     1.033
                                    -------        -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................        .142           .284      .284      .300      .197
  Return of Capital
    Distributions..............         -0-            -0-       -0-       -0-      .116
  Distributions from Net
    Realized Gain..............         -0-           .222     1.402      .477       -0-
                                    -------        -------   -------   -------   -------
Total Distributions............        .142           .506     1.686      .777      .313
                                    -------        -------   -------   -------   -------
Net Asset Value, End of the
  Period.......................     $12.318        $11.574   $13.800   $13.008   $ 10.00
                                    =======        =======   =======   =======   =======
Total Return (b)...............       7.71%*       (12.62%)   19.76%    38.82%    11.37%
Net Assets at End of the Period
  (In millions)................     $  72.9        $  64.4   $  73.2   $  26.5   $  12.0
Ratio of Expenses to Average
  Net Assets**.................       2.61%          2.53%     2.52%     3.37%     3.50%
Ratio of Net Investment Income
  to Average Net Assets**......       1.85%          3.26%     2.03%     2.39%     2.07%
Portfolio Turnover.............         27%*          113%      159%       97%       94%

 *  Non-Annualized
**  If certain expenses had not been
    assumed by Van Kampen, total
    return would have been lower
    and the ratios would have been
    as follows:

Ratio of Expenses to Average
  Net Assets...................       2.79%            N/A       N/A     3.39%     3.99%
Ratio of Net Investment Income
  to Average Net Assets........       1.67%            N/A       N/A     2.37%     1.58%

N/A--Not Applicable

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                           Year Ended December 31,
                                 Six Months Ended   -------------------------------------
         Class C Shares           June 30, 1999     1998(a)    1997      1996     1995(a)
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period....................     $11.568        $13.790   $12.999   $  9.99   $  9.28
                                     -------        -------   -------   -------   -------
  Net Investment Income.........        .092           .409      .271      .266       .20
  Net Realized and Unrealized
    Gain/Loss...................        .793         (2.125)    2.206     3.520      .823
                                     -------        -------   -------   -------   -------
Total from Investment
  Operations....................        .885         (1.716)    2.477     3.786     1.023
                                     -------        -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income......................        .142           .284      .284      .300      .197
  Return of Capital
    Distributions...............         -0-            -0-       -0-       -0-      .116
  Distributions from Net
    Realized Gain...............         -0-           .222     1.402      .477       -0-
                                     -------        -------   -------   -------   -------
Total Distribution..............        .142           .506     1.686      .777      .313
                                     -------        -------   -------   -------   -------
Net Asset Value, End of the
  Period........................     $12.311        $11.568   $13.790   $12.999   $  9.99
                                     =======        =======   =======   =======   =======
Total Return (b)................       7.71%*       (12.63%)   19.78%    38.86%    11.26%
Net Assets at End of the Period
  (In millions).................     $  20.3        $  17.1   $  17.4   $   7.7   $   3.1
Ratio of Expenses to
  Average Net Assets**..........       2.61%          2.54%     2.52%     3.38%     3.54%
Ratio of Net Investment Income
  to Average Net Assets**.......       1.89%          3.31%     2.00%     2.39%     2.11%
Portfolio Turnover..............         27%*          113%      159%       97%       94%

 * Non-Annualized.

**  If certain expenses had not been
    assumed by Van Kampen, total
    return would have been lower
    and the ratios would have been
    as follows:

Ratio of Expenses to Average Net
  Assets........................       2.79%            N/A       N/A     3.40%     4.03%
Ratio of Net Investment Income
  to Average Net Assets.........       1.71%            N/A       N/A     2.38%     1.62%

N/A--Not Applicable

(a) Based on average shares outstanding

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Real Estate Securities Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek long-term growth of capital by investing principally in securities of companies operating in the real estate industry. The Fund commenced investment operations on June 9, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $16,000. These costs have been amortized on a straight line basis over the 60 month period ended May 31, 1999.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $2,357,933 which will expire on December 31, 2006.

    At June 30, 1999, for federal income tax purposes the cost of long- and short-term investments is $148,609,408, the aggregate gross unrealized appreciation is $9,501,304 and the aggregate gross unrealized depreciation is $7,642,196, resulting in net unrealized appreciation on long- and short-term investments of $1,859,108. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

    The Fund distributes any return of capital it receives from the Real Estate Investment Trusts (the "REITs") in which it invests. The REITs pay distributions based on cash flow,

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

without regard to depreciation and amortization. As a result, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be a return of capital.

G. EXPENSE REDUCTIONS--During the six months ended June 30, 1999, the Fund's custody fee was reduced by $677 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee equal to 1.00% of the average net assets of the Fund. This fee is payable monthly. The Adviser has entered into a subadvisory agreement with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser"), to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 50% of its investment advisory fee to the Subadviser.

    For the six months ended June 30, 1999, the Adviser voluntarily waived $124,912 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 1999, the Fund recognized expenses of approximately $2,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 1999, the Fund recognized expenses of approximately $40,700 representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1999, the Fund recognized expenses of approximately $176,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At June 30, 1999, Van Kampen owned 10,605 Class A shares, 53 Class B and 53 Class C shares.

3. CAPITAL TRANSACTIONS

At June 30, 1999, capital aggregated $58,891,515, $74,461,904, and $20,310,801 for Classes A, B, and C, respectively. For the six months ended June 30, 1999, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A......................................   2,094,765    $ 25,466,519
  Class B......................................   1,723,853      20,916,825
  Class C......................................     559,569       6,730,603
                                                 ----------    ------------
Total Sales....................................   4,378,187    $ 53,113,947
                                                 ==========    ============
Dividend Reinvestment:
  Class A......................................      69,198    $    795,218
  Class B......................................      59,877         687,614
  Class C......................................      16,916         194,703
                                                 ----------    ------------
Total Dividend Reinvestment....................     145,991    $  1,677,535
                                                 ==========    ============
Repurchases:
  Class A......................................    (977,723)   $(11,303,849)
  Class B......................................  (1,428,561)    (16,483,735)
  Class C......................................    (401,422)     (4,556,031)
                                                 ----------    ------------
Total Repurchases..............................  (2,807,706)   $(32,343,615)
                                                 ==========    ============

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1998, capital aggregated $43,933,627, $69,341,200 and
$17,941,526 for Classes A, B, and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                                   SHARES            VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................   6,983,175    $  89,637,024
  Class B....................................   1,955,125       24,939,392
  Class C....................................     584,081        7,222,484
                                               ----------    -------------
Total Sales..................................   9,522,381    $ 121,798,900
                                               ==========    =============
Dividend Reinvestment:
  Class A....................................     164,711    $   2,034,093
  Class B....................................     189,265        2,349,248
  Class C....................................      44,624          552,421
                                               ----------    -------------
Total Dividend Reinvestment..................     398,600    $   4,935,762
                                               ==========    =============
Repurchases:
  Class A....................................  (7,262,378)   $ (92,416,901)
  Class B....................................  (1,886,995)     (22,972,821)
  Class C....................................    (418,251)      (5,035,128)
                                               ----------    -------------
Total Repurchases............................  (9,567,624)   $(120,424,850)
                                               ==========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                  -----------------------
YEAR OF REDEMPTION                                CLASS B         CLASS C
-------------------------------------------------------------------------
First............................................   4.00%           1.00%
Second...........................................   4.00%            None
Third............................................   3.00%            None
Fourth...........................................   2.50%            None
Fifth............................................   1.50%            None
Sixth and Thereafter.............................    None            None

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended June 30, 1999, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $13,100 and CDSC on the redeemed shares of approximately $210,400. Sales charges do not represent expenses of the Fund.

    On February 19, 1999, the Fund acquired all of the assets and liabilities of the Van Kampen U.S. Real Estate Fund (the "USRE Fund") through a tax free reorganization approved by USRE Fund shareholders on October 23, 1997. The Fund issued 1,120,163, 1,030,739 and 238,764 shares of Classes A, B and C valued at $12,433,809, $11,420,588 and $2,643,117, respectively, in exchange for USRE
Fund's net assets. Included in these net assets was a capital loss carryforward of $1,352,124 which is included in accumulated net realized gain/loss. Shares issued in connection with this reorganization are included in common share sales for the six months ended June 30, 1999. Combined net assets on the day of acquisition were $144,578,996.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $57,893,637 and $36,900,871, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1999, are payments retained by Van Kampen of approximately $295,500.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Small Cap Value
   Technology
   Utility
   Value

Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
 Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money
SENIOR LOAN FUNDS
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                     VAN KAMPEN REAL ESTATE SECURITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORRELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY DEAN WITTER
INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN
INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares and other pertinent data. After December 31, 1999 the report must, if used with prospective investors, be accompanied by a quarterly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations, and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

YOUR NOTES:

                                       28